                                                                 Exhibit (17)(b)

                                POWER OF ATTORNEY

         We, the undersigned officers and Trustees of California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, National Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, Ohio Limited Maturity Municipals Portfolio and Pennsylvania Limited Maturity Municipals Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


           Signature                 Title                    Date
           ---------                 -----                    ----
                             President and
/s/ Thomas J. Fetter         Principal Executive         April 22, 1997
-----------------------      Officer
    Thomas J. Fetter

                             Treasurer and
/s/ James L. O'Connor        Principal Financial         April 22, 1997
-----------------------      and Accounting
    James L. O'Connor        Officer

/s/ Donald R. Dwight         Trustee                     April 22, 1997
-----------------------
    Donald R. Dwight


/s/ James B. Hawkes          Trustee                     April 22, 1997
-----------------------
    James B. Hawkes


/s/ Samuel L. Hayes, I      Trustee                     April 22, 1197
-----------------------
    Samuel L. Hayes, I


/s/ Norton H. Reamer         Trustee                     April 22, 1997
-----------------------
    Norton H. Reamer


/s/ John L. Thorndike        Trustee                     April 22, 1997
-----------------------
    John L. Thorndike


/s/ Jack L. Treynor          Trustee                     April 22, 1997
-----------------------
    Jack L. Treynor